Subsequent Events	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Subsequent Events
31.	SUBSEQUENT EVENTS

Acquisition of Premier Gold Mines
On December 16, 2020, the Company announced that it had entered into a definitive agreement with Premier Gold Mines Limited (“Premier”) whereby the Company will acquire all of the outstanding shares of Premier (the “Transaction”). On closing of the Transaction, Premier shareholders will receive 0.1967 of an Equinox Gold share.
On February 23, 2021, Premier securityholders voted to approve the Transaction. The Transaction is expected to close near the end of the first quarter of 2021 subject to certain regulatory approvals and other customary closing conditions.
By approving the Transaction, Premier securityholders also approved the spin-out
to Equinox Gold and Premier shareholders shares of a newly created
US-focused
gold production and development company to be called
i-80
Gold Corp.
On March 1, 2021, the Company announced that it had entered into an agreement with Orion Mine Finance Group (“Orion”) to acquire 10% from Orion’s current interest in the Hardrock Mine Project (the “Hardrock Project”) for consideration of $51 million plus certain contingent payment obligations (the “Hardrock Transaction”).
The Hardrock Project is a multi-million-ounce, fully permitted, construction-ready gold project located in Ontario, Canada and currently owned 50% by Orion and 50% by Premier Gold Mines Limited (“Premier”). Equinox Gold will acquire a 50% interest in the Hardrock Project upon completion of the Company’s pending acquisition of Premier, as announced on December 16, 2020, and will subsequently increase its interest to 60% upon completion of the Hardrock Transaction. Orion will hold a 40% interest in the Hardrock Project.